Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

(a) Sale and Lease Back Agreement for the Newbuilding Vessel H1515: On July 16, 2024, the Company announced that it has entered, through a separate wholly-owned subsidiary, into a sale and leaseback agreement with an unaffiliated Japanese third party for the newbuild LR2 Aframax tanker vessel H1515 (Note 5). The bareboat financing amount totals $44,250 and as part of this agreement, the vessel will be sold and chartered back on a bareboat basis for an eight-year period from delivery at bareboat charter rates equivalent to 96 monthly installments of $7 per day and a balloon payment of approximately $23,700 payable together with the last installment, with an implied interest rate of Term SOFR plus 2.425% per annum. The Company has continuous options to repurchase the vessel at predetermined rates following the second anniversary of the bareboat charter.